EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Comstock Resources, Inc.'s previously filed registration statements (numbers 333-36808, 333-36854, 333-81483 and 333-45860.


                                                ARTHUR ANDERSEN LLP


Dallas, Texas,
March 25, 2002